UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: December 31, 2008
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

28925 Fountain Parkway, Solon, Ohio	44139

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (440) 519-8700
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1
EX-10.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 31, 2008, Agilysys, Inc. (the “Company”) entered into an Amendment to Change of Control Agreement and Non-Competition Agreement with Martin F. Ells, President and CEO (the “Ellis Amendment”), and an Amendment to Change of Control Agreement and Non-Competition Agreement with Richard A. Sayers, II, Executive Vice President and Chief Human Resources Officer (the “Sayers Amendment”).
     Mr. Ellis’ Change of Control Agreement was originally executed on June 30, 2003, and amended in April 2005 and October 2008, and the Non-Competition Agreement was originally executed on May 31, 2005, and amended in May 2007 and October 2008. Each of Mr. Sayers’ Non-Competition Agreement and Change of Control Agreement with the Company was effective as of February 25, 2000, and was subsequently amended in 2003, April 2007 and October 2008. Mr. Ellis’ Non-Competition Agreement was included as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed June 6, 2005. Mr. Ellis’ Change of Control Agreement was included as Exhibit 10(hh) to the Company’s Annual Report on Form 10-K for the year ended March 31, 2004, with a single amendment to Mr. Ellis’ Change of Control Agreement included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 6, 2005. The Non-Competition Agreement and Change of Control Agreement with Mr. Sayers were each included as Exhibit 10(ee) and 10(dd), respectively, to the Company’s Annual Report on Form 10-K for the year ended March 31, 2006, and a single amendment to both of Mr. Sayers’ agreements was incorporated by reference to Exhibit 10(ff) to the Company’s Annual Report on Form 10-K for the year ended March 31, 2006.
     The Ellis Amendment and the Sayers Amendment modified the severance payment terms of the respective Non-Competition Agreements and the Change of Control Agreements to comply with Section 409A of the Internal Revenue Code of 1986 to enable Messrs. Ellis and Sayers to avoid certain negative tax consequences that might otherwise be triggered by our payment of either benefit to them. Under both the Ellis Amendment and the Sayers Amendment, the Company modified the payment structure of the severance payments and the change of control payments to be the same. In the case either benefit payment is triggered, subject to a six-month delay if necessary to comply with Section 409A, the Company will make payments on regularly scheduled intervals for one year after termination and, within thirty days after the one year anniversary of the termination date, the Company will pay the remainder of the total amount owed in a lump sum.
     The Ellis Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The description of the Ellis Amendment is not complete and is qualified in its entirety by reference to the full text of the Ellis Amendment filed as Exhibit 10.1 to this Form 8-K.
     The Sayers Amendment is attached hereto as Exhibit 10.2 and is incorporated by reference herein. The description of the Sayers Amendment is not complete and is qualified in its entirety by reference to the full text of the Sayers Amendment filed as Exhibit 10.2 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Amendment to Change of Control Agreement and Non-Competition Agreement, between Agilysys, Inc. and Martin F. Ellis, effective December 31, 2008.

10.2	Amendment to Change of Control Agreement and Non-Competition Agreement, between Agilysys, Inc. and Richard A. Sayers, II, effective December 31, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kenneth J. Kossin, Jr.
Kenneth J. Kossin, Jr.
Senior Vice President and Chief Financial Officer

Date: January 7, 2009

Exhibit Index

Exhibit Number	Description

10.1	Amendment to Change of Control Agreement and Non-Competition Agreement, between Agilysys, Inc. and Martin F. Ellis, effective December 31, 2008.

10.2	Amendment to Change of Control Agreement and Non-Competition Agreement, between Agilysys, Inc. and Richard A. Sayers, II, effective December 31, 2008.